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                                                                    EXHIBIT 10.3

                             EMPLOYMENT AGREEMENT
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     THIS EMPLOYMENT AGREEMENT (the "Agreement") dated January 1, 1999, is entered into by and between Itir Stackpole (the "Employee") and Cyberfast Systems, Inc., a Florida corporation ("CSI").

WHEREAS, CSI desires to employ the Employee on the terms set forth in this agreement; and

WHEREAS, the Employee desires to serve CSI as an employee on the terms set forth in this

Agreement.

     NOW, THEREFORE, in consideration of the promises, the mutual covenants herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Employment.  CSI hereby agrees to employ Employee on the terms and
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conditions set forth below commencing on the date of execution the "Effective
Date" and the Employee hereby accepts such employment on such date. Subject to the terms and conditions set forth herein and unless sooner terminated as hereinafter provided, CSI shall employ the Employee and the Employee agrees to serve as an employee of CSI from the Effective Date to and including the third anniversary of the Effective Date of this Agreement (the "Initial Term"). For purposes of this Agreement, any extension of this Agreement beyond the Initial Term shall be referred to as a "Renewal Term."

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     2. Position. During the Initial Term, the Employee shall serve as Vice
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President and Co-Chair Person and shall perform all duties and services incident to such positions and such other duties and services of an executive nature as may from time to time be assigned to her by the Board of Directors of CSI (the "Board"), including, without limitation, services as an officer or other executive of any Affiliate (as defined in Section 9 below) of CSI. The Employee shall be subject to the control and direction of the Board under mutually acceptable terms to both parties. The Employee shall be indemnified to the extent permissible by CSI's Articles of Incorporation, as amended, while holding such position(s) through Errors and Omissions Insurance paid for by CSI.

     3. Loyalty. The Employee agrees that during the Initial or any Renewal
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Term, he will devote his full time and attention during regular business hours to the business and affairs of CSI and its affiliates (as defined herein) and will not, without the prior permission of the Board, engage in any other business enterprise which requires the regular business hours and attention of the Employee. The foregoing shall not prevent (a) the purchase or ownership by the Employee of investments or securities of any business which is not competitive and does not have any business relations with CSI or any of its Affiliates; and (b) the passive ownership of up to 10% of the issued capital stock of any publicly traded company by itself, whether such company is a competitor of CSI, or not; provided (the time or attention devoted to each of such activities listed in subparagraphs (a) and (b) above does not materially interfere with the performance of the Employee's duties hereunder. The Employee further agrees that during the term, he will accept such directorships, executive offices and committee memberships in CSI and its Affiliates to which he may from time to time be elected and will perform and render the duties and the services incidental thereto.

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     4. Compensation. For the full, prompt and faithful performance of all of
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the duties and services to be performed by the Employee hereunder during the
Initial Term, CSI agrees to pay, and the Employee agrees to accept, the amounts set forth below:

     (a)  Base Salary. As compensation for all services rendered by the Employee
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in performance of his duties or obligations under this Agreement, CSI shall pay
Employee an annual base salary of $250,000 (the "Base Salary"), payable in equal semi-monthly installments.

          (b)  Benefit Plans.  In addition to receiving the Base Salary provided
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for in Section 4(a), the Employee shall be entitled during the Initial Term, upon satisfaction of all eligibility requirements, if any, to participate in all health, dental, disability, life insurance and other benefit programs, now or hereafter established by CSI which is available to all of CSI's employees and shall receive such other benefits as may be approved from time to time by CSI.

          (d)  Vacation.  The Employee shall be entitled to receive four weeks
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of paid vacation for each year during the Initial Term and shall be entitled to receive paid holidays as enjoyed by all other employees of CSI.

          (e)  Expenses.  CSI agrees upon tender of appropriate documentation to
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reimburse the Employee for all reasonable expenses incurred by her in providing services under this Agreement in accordance with its policies and practices regarding expense reimbursement then in effect.

    (f)  Quarterly Bonus. Each fiscal quarter of the Initial Term of this
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Agreement, CSI shall pay the Employee a bonus equal to 5% of CSI's net pre-tax income, calculated in

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accordance with generally accepted accounting principles consistently applied.
This quarterly bonus shall be pro-rated for any partial quarter in which the Employee acts an employee of CSI. Each quarterly bonus shall be paid on or before the earlier of (i)the filing by CSI with the Securities and Exchange Commission of its quarterly report on Form 10-QSB or Form 10-Q or (ii) 50 days after the end of each fiscal quarter.

(g)  Stock Option Grants. CSI grants to the Employee pursuant to CSI's 1999
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Stock Option Plan incentive stock options (the "Options") as defined by the
Internal Revenue Code of 1954, as amended, to purchase 600,000 shares of CSI common stock exercisable over a 10 year period at $3.50 per share. The Options shall vest in increments of 50,000 Options provided that the Employee is still employed by CSI as of the last day of each fiscal quarter commencing on March 31, 1999 and provided further that at the expiration of thc Initial Term, all unvested Options shall automatically vest, subject to the Employee being employed on the last date of the Initial Term. During the period of exercisability, the Options must be exercised within three months of termination of employment or one year from the date of the Employee's death as required by the Internal Revenue Code. The number of shares of CSI common stock shall be increased or decreased proportionally as a result of a forward or reverse stock split.

5. Termination

          (a)  Death. In the event of the death of the Employee, this Agreement
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shall automatically terminate as of the date of death, and CSI's sole obligation will be to pay to the Employee's estate all amounts accrued but unpaid under this Agreement as of the date of death. In addition, CSI shall have in place for the Employee's benefit, a term life insurance policy not to

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be less than $1,000,000 in face value upon the death of the Employee. This policy shall be funded entirely by CSI.

(b)  Disability.  In the event that the Employee shall because of physical or
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mental illness or incapacity, be unable to perform the duties and services to be performed by her under this Agreement for a consecutive period of three months or such shorter periods aggregating three months in any 12-month period termination of this Agreement by CSI on account of Disability, CSI will be obligated to pay to the Employee all amounts accrued but unpaid under this Agreement as of the date of Disability.

          (c)  Termination For Cause.  CSI may terminate the Employee's
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employment agreement pursuant to the terms of this Agreement at any time for cause by given written notice of termination. Such termination will become effective upon the giving of such notice. Upon any termination for cause, the Employee shall have no right to compensation, or reimbursement under Section 4 or to participate in any employee benefit programs for any period subsequent to the effective date of termination. For purposes of this Section 5(a), "cause" shall mean: (i) the Employee is convicted of a felony or misdemeanor or commits a criminal act; (ii) the Employee, in carrying out his duties hereunder, has acted with ordinary negligence, gross negligence or intentional misconduct resulting, in any case, in harm to CSI; (iii) the Employee misappropriates CSI funds or otherwise defrauds CSI; (iv) the Employee breaches his fiduciary duty to CSI resulting in profit to him, directly or indirectly; (v) the Employee materially breaches any agreement with CSI, (vi) the Employee breaches any provision of Sections 8, 9 or 10; (vii) the Employee fails to competently perform his duties under Section 2; (viii) the Employee fails to meet the goals which

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may be established by CSI's board of directors; or (ix) the Employee suffers from alcoholism or drug addiction or otherwise uses alcohol to excess or uses drugs in ally form except strictly in accordance with the recommendation of a physician or dentist.

          (d)  Other Termination. In the event CSI terminates the Employee for
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reasons other than death, Disability or cause, CSI shall pay the Employee an aggregate amount equal to the Employee's base salary for the remainder of Initial Term or, if applicable, any subsequent Renewal Term. CSI shall pay such amounts in 12 equal monthly installments beginning on the first day of the calendar month immediately after the date of such termination and on the first day of the next 11 calendar months thereafter. In addition, the Employee shall be considered an employee for the purpose of vesting restricted stock or options.

     6.   Voluntary Termination By Employee. The Employee may voluntarily
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terminate his employment hereunder for Good Reason (as defined below). Except as provided in the preceding sentence, the Employee may not voluntarily terminate his employment hereunder during the Initial Term.

     7.   Termination For Good Reason. Termination by the Employee of his
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employment for "Good Reason" shall mean a termination by the Employee (i) upon a significant demotion or material adverse change in his duties and responsibilities; or (ii) a material breach or violation by CSI of any provision of this Agreement after the Employee has given CSI at least 30 days prior written notice together with an opportunity to cure said breach or violation during such 30 day period. If the Employee terminates this Agreement in accordance with Section 7 (i) or (ii) CSI shall pay the Employee an aggregate amount equal to the Employee's Base Salary for the remainder of Initial Term or, if applicable, any subsequent Renewal Term. CSI shall pay

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such amounts in 12 equal monthly installments beginning on the first day of the calendar month immediately after the date of such termination and on the first day of the next 11 calendar months thereafter. In addition, the Employee shall be considered an employee for the purpose of vesting restricted stock or options.

     8. Non- Solicitation.  The Employee agrees that during the Initial Term and
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for a period of 12 months after the termination of the Employee's employment with CSI, he will not, directly or indirectly:

          (i) Employ, hire, engage or bc associated with any employee or other person then, or during any pan of the preceding 12 months, employed by or who performed consulting services for CSI or any of its Subsidiaries,

          (ii) Induce any person employed by or performing consulting services for CSI or any of its subsidiaries to leave the employ of such entity(ies); or

          (iii) Solicit the employment of any such person on her own behalf or on behalf of any other business enterprise.

The provisions of this Section 8 shall survive the termination or expiration of this Agreement for the 12-month period noted above.

     9. Non-Competition. In consideration of CSI entering into this Agreement,
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the Employee agrees that from and after the Effective Date hereof and continuing until termination of the Employee's employment with CSI for any reason whatsoever (the "Restrictive Period"), the Employee shall not do any one or more of the following, directly or indirectly.

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          (a)  Anywhere in the United States, its territories, possessions, or any other country in the world where CSI or any of its subsidiaries has sold products or performed services within the period during which the Employee is employed by CSI under this Agreement, engage or participate in, or assist, advise or be connected with (including as an owner, partner, shareholder, consultant, director, officer, employee or otherwise) any person, entity or business enterprise involved in a business that is competitive with any business of CSI or its subsidiaries; provided, however, that the ownership of up to 10% of the issued capital stock of any publicly traded company by itself shall not constitute a violation of any provision of this Section 9; and

          (b) solicit, attempt to solicit or aid in the solicitation of any customer or known potential customer of CSI or any of its Subsidiaries during the Restrictive Period, to purchase from any source other than CSI or any of its subsidiaries any product or service which could be supplied or performed, as the case may be, by CSI or any of its subsidiaries.

     10. Confidential Information. The Employee recognizes and acknowledges that
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various kinds of confidential and proprietary information and trade secrets, including, but not limited to, CSI's and its subsidiaries' sales, marketing and operating methods and lists of CSI's and its subsidiaries' customers and vendors, as they may exist from time to time, are valuable, special and unique assets of CSI's and its subsidiaries' respective businesses. The Employee will not, during or after his employment, except in accordance with his employment by CSI,

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disclose or cause or permit to be disclosed any confidential or proprietary information or trade secrets of CSI or its subsidiaries to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent of CSI or as otherwise be required by law or legal process. The provisions of this Section 10 shall survive the termination and expiration of this Agreement for the 12-month period. Confidential information shall not include any information available to the public, or any information learned from a third party.

     11. Remedies. In the event that the Employee shall violate any provision of
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Sections 8, 9 or 10 above, then the Employee hereby agrees that CSI shall be entitled solely to a temporary or permanent injunction against him by any court of competent jurisdiction prohibiting him from violating such provision. The Employee further agrees (and he will not argue to the contrary) that CSI will not have an adequate remedy at law in the event of any breach by Employee hereunder and that CSI will suffer irreparable damage and injury if the Employee breaches any of the provisions of Sections 8, 9 or 10 above. In such event, the Employee shall not request the Count to require CSI to post a bond. The provisions of this section shall survive the termination or expiration of this Agreement for the 12-month period.

     12. Adherence To Inside Information Policies.  The Employee acknowledges
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that CSI is publicly-held and, as a result, has and will continue to implement inside information policies designed to preclude its employees and those of its subsidiaries from violating the federal securities laws by trading on material, non-public information or passing such information on to others in breach of any duty owed to CSI of its subsidiaries. The Employee shall promptly execute any agreement distributed by CSI to its employees requiring such employees to abide by its inside information policies.

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     13. Counterparts. This Agreement may be executed in one or more
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counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     14. Arbitration.  Except for a claim of equitable relief, any controversy,
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dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Palm Beach County, Florida the parties agree in writing to a different location, before three arbitrators in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding, the parties agree to provide all discovery deemed necessary by the arbitrators. The decision and award made by the arbitrators, shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

     15. Attorney's Fees. In the event that there is any controversy or claim
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arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

     16. Governing Law. This Agreement and any dispute, disagreement, or issue
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of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

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     17. Entire Agreement. This Agreement constitutes the entire Agreement
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between the parties and supersedes all prior Oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties, against which enforcement or the change, waiver discharge or termination is sought.

     18. Additional Documents.  The parties hereto shall execute such additional
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instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

     19. Section and Paragraph Headings. The section and paragraph headings in
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this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     20. Notices and Addresses.  All notices, offers, acceptance and any other
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acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Itir Stackpole
1006 Grand Court
Highland Beach, Florida 33487

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CSI:
1006 Grand Court
Highland Beach, Florida 33487

with a copy to:                    Michael D, Harris, Esq.
                                   Michael Harris, P.A.
                                   1645 Palm Beach Lakes Blvd.
                                   Suite 550
                                   West Palm Beach, FL 33401
                                   Facsimile (561) 478-1817

or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

21. Renewal Term. This agreement may be extended beyond the Initial Term
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outlined in Section 1. Any renewal must be mutually agreed upon by CSI and the
Employee in writing and duly executed.

     22. Winding Up Of Current Employment. The Employee may by written notice to
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CSI defer the Effective Date in order to allow her to wind up her current employment with adequate notice.

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          IN WITNESS WHEREOF, each of the parties bas executed this Agreement as of the date first above written.

                                        CYBERFAST SYSTEMS, INC.

/s/ Alan Goldstein                      By: /s/ Edward Stackpole
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                                            Edward Stackpole, President

Alan Goldstein
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                                        By: /s/ Itir Stackpole
                                            -----------------------------------
                                            Itir Stackpole

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